EXHIBIT 99 INDEX:

Exhibit 99.1 Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2 Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


















































                                                                   EXHIBIT 99.1


                             ZACHARY BANCSHARES, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zachary Bancshares, Inc.(the "Company") on Form 10QSB for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Harry S. Morris, Jr., President, acting as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2002                  /s/Harry S. Morris, Jr.
                                          Harry S. Morris, Jr.
                                          President






























                                                                   EXHIBIT 99.2


                             ZACHARY BANCSHARES, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zachary Bancshares, Inc.(the "Company") on Form 10QSB for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, J. Larry Bellard, Treasurer, acting as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2002                  /s/J. Larry Bellard
                                          J. Larry Bellard
                                          Treasurer